Net loss per share (Tables)	12 Months Ended
Dec. 31, 2024
Net loss per share
Schedule of basic and diluted net income per share

	For Year Ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Numerator:
Net loss	(610,374)	(222,776)	(138,384)
Net loss (income) attributable to non-controlling interests	843	(9,677)	1,990
Net income attributable to redeemable non-controlling interests	(43,759)	(45,969)	(48,804)
Net loss attributable to ordinary shareholders of Baozun Inc.	(653,290)	(278,422)	(185,198)

Net loss per share attributable to ordinary shareholders of Baozun Inc.
Basic	(3.56)	(1.56)	(1.03)
Diluted	(3.56)	(1.56)	(1.03)

Net loss per ADS (1 ADS represents 3 Class A ordinary shares) attributable to ordinary shareholders of Baozun Inc.
Basic	(10.69)	(4.68)	(3.09)
Diluted	(10.69)	(4.68)	(3.09)

Shares (Denominator):
Weighted average number of ordinary shares
Basic	183,274,855	178,549,849	179,678,986
Diluted	183,274,855	178,549,849	179,678,986